Revenue	12 Months Ended
Mar. 31, 2024
Revenue [abstract]
Revenue
10)
REVENUE

The Group's main revenue streams are air ticketing, hotel and packages and bus ticketing. Other revenue includes other travel services related to car and rail bookings, ancillary revenue and marketing alliances.

A. Disaggregation of revenue

The Group has three reportable segments, air ticketing, hotels and packages, and bus ticketing. The Group believes that the disaggregation based on the reportable segments best depicts how the nature, amount, timing and uncertainty of the Group's revenues and cash flows are affected by industry, market and other factors. (refer note 6)

B. Contract balances

The following table provides information about receivables, contract assets and contract liabilities from contracts with customers.

	As at March 31
	2023	2024
Receivables, which are included in ‘Trade and other receivables’	61,699	83,116
Contract assets	—	253
Contract liabilities	75,369	93,366

Non-current	163	408
Current	75,206	92,958
Total contract liabilities	75,369	93,366

The contract assets primarily relate to the Company’s rights to consideration from travel suppliers in exchange for services that the Company has transferred to the traveller when that right is conditional on the

Company’s future performance. The contract assets are transferred to receivables when the rights to consideration become unconditional. This usually occurs when the Group issues an invoice to the travel suppliers as per the contractual terms.

Changes in contract assets are as follows:

	As at March 31
	2023	2024
Balance at the beginning of the year	—	—
Revenue recognised during the year	706	28,628
Invoices raised during the year	(706)	(28,373)
Translation exchange difference	—	(2)
Balance at the end of the year	—	253

The contract liabilities primarily relate to the consideration received from customers for travel bookings in advance of the Group's performance obligations, consideration allocated to customer loyalty programs and advance received from Global Distribution System ("GDS") provider for bookings of airline tickets in future, which is deferred.

As at March 31, 2023, USD 73,850 (March 31, 2022: USD 51,900) of advance consideration received from customers for travel bookings was reported within contract liabilities, of which USD 63,686 (March 31, 2023: USD 42,462) was applied to revenue and USD 7,509 (March 31, 2023: USD 5,171) was refunded to customers during the year ended March 31, 2024. As at March 31, 2024, the related balance was USD 90,931, which is expected to be utilized within a period of one year.

As at March 31, 2023, USD 1,519 (March 31, 2022: USD 1,338) of consideration allocated to customer loyalty programs, franchisee fees and advance received from GDS provider for booking of airline tickets in future which is deferred was reported within contract liabilities, of which USD 920 (March 31, 2023: USD 1,177) was applied to revenue and USD Nil (March 31, 2023: Nil) was refunded to customers during the year ended March 31, 2024. As at March 31, 2024, the related balance was USD 2,027, which is expected to be utilized within a period of one year.